                      EXHIBIT 10.1 FORM OF AWARD AGREEMENTS

                          EQUITABLE FINANCIAL CORP.
                           2006 EQUITY INCENTIVE PLAN
                     INCENTIVE STOCK OPTION AWARD AGREEMENT


NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________

         You have been granted an Incentive Stock Option to purchase shares of Equitable Financial Corp. common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Equitable Financial Corp. 2006 Equity Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:                __________ shares of Equitable
                                            Financial Corp. common stock

DATE OF GRANT:                              _____________, 200__

EXERCISE PRICE:                             $_______

TERM OF OPTION:                             The term of this  Incentive  Stock
                                            Option shall be 10 years from the
                                            Date of Grant.

VESTING SCHEDULE:                           Subject to the limitations of this
                                            Stock Option Award Agreement, this
                                            Incentive Stock Option Award shall
                                            vest or become exercisable in
                                            installments according to the
                                            following schedule:

                                            Installment            Vesting  Date
                                            -----------            -------------

                                            _____ shares
                                            _____ shares
                                            _____ shares
                                            _____ shares
                                            _____ shares

                                            Except as provided below, an
                                            installment shall not become
                                            exercisable on the otherwise
                                            applicable vesting date if you
                                            terminate employment prior to such
                                            vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                          All unvested Incentive Stock Options
                                            shall immediately become
                                            exercisable. If your employment is
                                            terminated for reasons other than
                                            Cause within 12 months of a Change
                                            in Control, your options will remain
                                            exercisable until expiration of the
                                            term of the Incentive Stock Option
                                            to exercise such Option. Incentive
                                            Stock Options exercised more than
                                            three (3) months following a
                                            termination of employment in
                                            connection with a Change in Control
                                            will be treated as Non-Statutory
                                            Stock Options for tax purposes.

PAYMENT OF EXERCISE PRICE:                  The Exercise Price may be paid in
                                            cash or Common Stock having a Fair
                                            Market Value on the exercise date
                                            equal to the total Exercise Price,
                                            or any combination of cash or Common
                                            Stock and, if the Committee permits,
                                            you may also conduct a cash-less
                                            exercise with a qualifying
                                            broker-dealer.
EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

         (A)   DEATH OR DISABILITY:         In the event you terminate service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Incentive Stock Option Award will
                                            immediately vest and the unexercised
                                            portion of your Incentive Stock
                                            Option Award will remain exercisable
                                            for a period of one (1) year
                                            following termination of employment,
                                            or, if sooner, until the expiration
                                            of the term of your Incentive Stock
                                            Option.

         (B)      TERMINATION FOR
                  CAUSE: In you are terminated for Cause, all your rights to this Incentive Stock Option Award will expire immediately as of the effective date of your termination for Cause.

         (C)      RETIREMENT:               As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to your unvested portion of
                                            this Incentive Stock Option Award.
                                            Your vested portion will remain
                                            exercisable for a period of one (1)
                                            year from your Retirement date or,
                                            if sooner, until the expiration of
                                            the term of the Incentive Stock
                                            Option. All Incentive Stock Options
                                            exercised more than three (3) months
                                            following your Retirement date will
                                            be treated as Non-Statutory Stock
                                            Options for tax purposes.

         (D)      OTHER REASONS:            Unless otherwise determined by the
                                            Committee, you may only exercise
                                            those Incentive Stock Options that
                                            are
                                            immediately exercisable as of the
                                            date of your termination of service.
                                            You forfeit all rights to any
                                            unvested Incentive Stock Options and
                                            your vested Invested Stock Options
                                            remain exercisable for a period of
                                            three (3) months following your
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Incentive Stock Option.

VOTING: You have no rights as a shareholder with respect to any shares of Common Stock covered by this Incentive Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Incentive Stock Option Award following exercise of the Option.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Incentive Stock Option Award
                                            will be distributed as soon as
                                            practicable upon exercise.

TAX WITHHOLDING:

         (A)  EXERCISE OF INCENTIVE
              STOCK OPTION:                 There is no regular federal or state
                                            income or employment tax liability
                                            upon the exercise of an Incentive
                                            Stock Option (SEE INCENTIVE STOCK
                                            OPTION HOLDING PERIOD), although the
                                            excess, if any, of the Fair Market
                                            Value of the shares of Common Stock
                                            on the date of exercise over the
                                            Exercise Price will be treated as
                                            income for alternative minimum tax
                                            ("AMT") purposes and may subject you
                                            to AMT in the year of exercise.
                                            Please check with your tax advisor.

         (B)  DISQUALIFYING DISPOSITION:

                                            In the event of a disqualifying
                                            disposition (described below), you
                                            may be required to pay Equitable
                                            Financial, Corp. or its Affiliates
                                            an amount sufficient to satisfy all
                                            federal, state and local tax
                                            withholding.

         (C)  INCENTIVE STOCK OPTION
              HOLDING PERIOD:               In order to receive Incentive Stock
                                            Option tax treatment under Section
                                            422 of the Code, you may not dispose
                                            of shares acquired under an
                                            Incentive Stock Option Award (i) for
                                            two (2) years from the Date of Grant
                                            and (ii) for one (1) year after the
                                            date you exercise your Incentive
                                            Stock Option. IN ACCORDANCE WITH THE
                                            PLAN YOU MUST NOTIFY THE COMPANY
                                            WITHIN TEN (10) DAYS OF AN EARLY
                                            DISPOSITION OF COMMON STOCK (I.E., A
                                            "DISQUALIFYING DISPOSITION").

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary, on
                                            a form acceptable to the Committee,
                                            to receive rights under this
                                            Incentive Stock Option Award, in the
                                            event of your death. If a
                                            beneficiary is not designated the
                                            Award will become part of your
                                            estate.

NON-TRANSFERABILITY:                        This Incentive Stock Option Award
                                            shall not be transferred, assigned,
                                            hypothecated, or disposed of in any
                                            manner by you other than by will or
                                            the laws of intestate succession.

PLAN GOVERNS:                               Notwithstanding  anything in this
                                            Incentive Stock Option Award
                                            Agreement to the contrary, the terms
                                            of this Incentive Stock Option Award
                                            Agreement shall be subject to the
                                            terms and conditions of the Plan, a
                                            copy of which may be obtained from
                                            the Company. This Incentive Stock
                                            Option Award Agreement is subject to
                                            all interpretations, amendments,
                                            rules and regulations promulgated by
                                            the Committee from time to time
                                            pursuant to the Plan. Any
                                            capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Award
                                            Agreement create any right on the
                                            part of any individual to continue
                                            in the employment of Equitable
                                            Financial Corp. or any Affiliate of
                                            Equitable Financial Corp.

MODIFICATION AND WAIVER:                    The Committee may amend or modify
                                            this Incentive Stock Option Award
                                            from time to time, prospectively or
                                            retroactively; PROVIDED, HOWEVER,
                                            that no such amendment or
                                            modification will adversely affect
                                            the rights of the Participant under
                                            this Award Agreement without his or
                                            her written consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Incentive Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Equitable Financial Corp., Inc. has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 200__.


                                        EQUITABLE FINANCIAL CORP.



                                        By:
                                           -------------------------------------




                                        By:
                                           -------------------------------------

                          EQUITABLE FINANCIAL CORP.
                           2006 EQUITY INCENTIVE PLAN
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT
                               (OUTSIDE DIRECTOR)

NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________

         You have been granted a Non-Statutory Stock Option to purchase shares of Equitable Financial Corp. common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Equitable Financial Corp. 2006 Equity Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:                _______ shares of Equitable
                                            Financial Corp. common stock
                                            ("Common Stock")

DATE OF GRANT:                              _______________, 200__

EXERCISE PRICE:                             $____________

TERM OF OPTION:                             The term of this Non-Statutory Stock
                                            Option shall be 10 years from the
                                            Date of Grant.

VESTING SCHEDULE:                           Subject to the limitations of this
                                            Stock Option Award Agreement, this
                                            Non-Statutory Stock Option Award
                                            shall vest or become exercisable in
                                            installments according to the
                                            following schedule:

                                            Installment            Vesting  Date
                                            -----------            -------------

                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares

                                            Except as provided below, an
                                            installment shall not become
                                            exercisable on the otherwise
                                            applicable vesting date if you
                                            terminate service prior to such
                                            vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                          All unvested  Non-Statutory  Stock
                                            Options shall immediately become
                                            exercisable and shall remain
                                            exercisable. If your employment or
                                            service is terminated for reasons
                                            other than Cause within 12 months of
                                            a Change in Control, your options
                                            will remain exercisable until the
                                            expiration of the term of the
                                            Non-Statutory Stock Option to
                                            exercise such Option.

PAYMENT OF EXERCISE PRICE:                  The Exercise Price may be paid in
                                            cash or Common Stock having a Fair
                                            Market Value on the exercise date
                                            equal to the total Exercise Price,
                                            or any combination of cash or Common
                                            Stock and, if the Committee permits,
                                            you may also conduct a cash-less
                                            exercise with a qualifying
                                            broker-dealer.

EFFECT OF TERMINATION OF
SERVICE BECAUSE OF:

         (A)  DEATH OR DISABILITY:          In the event you terminate service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Non-Statutory Stock Option Award
                                            will immediately vest and the
                                            unexercised portion of your
                                            Non-Statutory Stock Option Award
                                            will remain exercisable for a period
                                            of one (1) year following
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

         (B)  TERMINATION FOR
              CAUSE:                        In  you are  terminated  for  Cause,
                                            all your rights to this
                                            Non-Statutory Stock Option Award
                                            will expire immediately as of the
                                            effective date of your termination
                                            for Cause.

         (C)  RETIREMENT:                   As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to your unvested portion of
                                            this Non-Statutory Stock Option
                                            Award. Your vested portion will
                                            remain exercisable for a period of
                                            one (1) year from your Retirement
                                            date or, if sooner, until the
                                            expiration of the term of the
                                            Non-Statutory Stock Option. However,
                                            if following your Retirement you are
                                            immediately engaged by the Company
                                            or the Association as a consultant,
                                            advisor or director emeritus, the
                                            Committee may elect, in its sole
                                            discretion, to permit you to
                                            continue to vest in your
                                            Non-

                                            Statutory Stock Option in accordance
                                            with the schedule set forth herein.

         (D)  OTHER REASONS:                Unless  otherwise  determined by the
                                            Committee, you may only exercise
                                            those Non-Statutory Stock Options
                                            that are immediately exercisable as
                                            of the date of your termination of
                                            service. You forfeit all rights to
                                            any unvested Non-Statutory Stock
                                            Options and your vested
                                            Non-Statutory Stock Options remain
                                            exercisable for a period of three
                                            (3) months following your
                                            termination of service, or, if
                                            sooner, until the expiration of the
                                            term of your Non-Statutory Stock
                                            Option.

VOTING: You have no rights as a shareholder with respect to any shares of Common Stock covered by this Non-Statutory Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Non-Statutory Stock Option Award following exercise of the Option.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Non-Statutory Stock Option
                                            Award will be distributed as soon as
                                            practicable upon exercise.

DESIGNATION                                 OF BENEFICIARY: You may designate a
                                            beneficiary, on a form acceptable to
                                            the Committee, to receive rights
                                            under this Non-Statutory Stock
                                            Option Award, in the event of your
                                            death. If a beneficiary is not
                                            designated the Award will become
                                            part of your estate.

NON-TRANSFERABILITY:                        This  Non-Statutory  Stock  Option
                                            Award shall not be transferred,
                                            assigned, hypothecated, or disposed
                                            of in any manner by you other than
                                            by will or the laws of intestate
                                            succession. However, you may
                                            petition the Committee to permit
                                            transfer or assignment of this
                                            Non-Statutory Stock Option Award if
                                            such transfer or assignment is, in
                                            the Committee's sole determination,
                                            for valid estate planning purposes
                                            and permitted under the Internal
                                            Revenue Code of 1986, as amended and
                                            the Securities Exchange Act of 1934,
                                            as amended.

PLAN GOVERNS:                               Notwithstanding anything in this
                                            Non-Statutory Stock Option Award
                                            Agreement to the contrary, the terms
                                            of this Non-Statutory Stock Option
                                            Award Agreement shall be subject to
                                            the terms and conditions of the
                                            Plan, a copy of which may be
                                            obtained from the Company; and this
                                            Non-Statutory Stock Option Award
                                            Agreement is subject to all
                                            interpretations, amendments, rules
                                            and regulations promulgated by the
                                            Committee from time to time pursuant
                                            to the Plan. Any capitalized terms
                                            shall have the meaning given to such
                                            terms in the Plan.

                                            Neither the Plan nor this Award
                                            Agreement create any right on the
                                            part of any individual to continue
                                            in the service of Equitable
                                            Financial Corp. or any Affiliate of
                                            Equitable Financial Corp.

MODIFICATION AND WAIVER:                    The Committee may amend or modify
                                            this Non-Statutory Stock Option
                                            Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect the rights of the
                                            Participant under this Award
                                            Agreement without his or her written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Non-Statutory Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Equitable Financial Corp. has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 200__.

                                        EQUITABLE FINANCIAL CORP.



                                        By:
                                           -------------------------------------




                                        By:
                                           -------------------------------------

                            EQUITABLE FINANCIAL CORP.
                           2006 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT
                                   (EMPLOYEES)


NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________

         You have been granted an award of shares of Equitable Financial Corp. common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the Equitable Financial Corp. 2006 Equity Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:                 ____________ shares of Common Stock

DATE OF GRANT:                              _______________, 200_

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                       Subject to the  limitations of this
                                            Stock Award Agreement, this Stock
                                            Award shall vest in installments
                                            according to the following schedule:

                                            Installment             Vesting Date
                                            -----------             ------------

                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares

                                            Except as provided below, an
                                            installment shall not vest on the
                                            otherwise applicable vesting date if
                                            you terminate employment prior to
                                            such vesting date.

ACCELERATION OF VESTING
UPON  A CHANGE IN CONTROL:                  All unvested shares of Common Stock
                                            subject to this Stock Award will
                                            immediately vest upon a Change in
                                            Control.

EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

     (A)   DEATH OR DISABILITY:            In the event you terminate employment
                                           due to death or Disability, the
                                           entire unvested portion of your Stock
                                           Award will immediately vest as of the
                                           date of such termination.

     (B)   TERMINATION FOR
           CAUSE: In the event you are terminated for Cause, all your rights to this Stock Award will expire immediately as of the effective date of your termination for Cause.

     (C)   RETIREMENT:                     As of the  effective  date of your
                                           Retirement, you will forfeit all
                                           rights to any unvested shares of
                                           Common Stock subject to this Stock
                                           Award, PROVIDED HOWEVER, that if upon
                                           your Retirement you are immediately
                                           engaged by the Company or the
                                           Association as a consultant, advisor
                                           or director emeritus, the Committee
                                           may permit you to continue to vest in
                                           your Stock Award in accordance with
                                           the schedule set forth herein.

     (D)   OTHER REASONS:                  Unless otherwise determined by the
                                           Committee, all unvested shares of
                                           Common Stock subject to this Stock
                                           Award are forfeited as of your
                                           termination date and any rights you
                                           have to this Stock Award become null
                                           and void.

DISTRIBUTION:                              Shares of Common Stock subject to
                                           this Stock Award will be distributed
                                           as soon as practicable upon vesting.
                                           Dividends paid on shares of Common
                                           Stock subject to this Stock Award
                                           will be distributed when determined
                                           by the Committee administering the
                                           Plan.

VOTING: You are entitled to vote all shares of Common Stock subject to this Stock Award, regardless of vesting.

TAX WITHHOLDING:                           Upon  payment of a Stock  Award,  the
                                           Committee is entitled to require as a
                                           condition of delivery (i) that you
                                           remit an amount sufficient to satisfy
                                           all federal, state and local tax
                                           withholding requirements related
                                           thereto, (ii) that the withholding of
                                           such sums come from compensation
                                           otherwise due to you or from shares
                                           of Common Stock due to you under the
                                           Plan, or (iii) any combination of the
                                           foregoing. Any withholding shall
                                           comply with Rule 16b-3 or any
                                           amendments or successive rule.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary on a
                                            form acceptable to the Committee, to
                                            receive rights under this Stock
                                            Award Agreement, in the event of
                                            your death. If a beneficiary is not
                                            designated, the Award will become
                                            part of your estate.

PLAN GOVERNS:                               Notwithstanding   anything  in  this
                                            Stock Award Agreement to the
                                            contrary, the terms of this Stock
                                            Award shall be subject to the terms
                                            and conditions of the Plan, a copy
                                            of which you may obtain from the
                                            Company. This Stock Award Agreement
                                            is subject to all interpretations,
                                            amendments, rule and regulations
                                            promulgated by the Committee from
                                            time to time pursuant to the Plan.
                                            Any capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Stock
                                            Award Agreement create any right on
                                            the part of any individual to
                                            continue in the employ of Equitable
                                            Financial Corp. or any Affiliates of
                                            Equitable Financial Corp.

NON-TRANSFERABILITY:                        You shall not sell, transfer,
                                            assign, pledge or otherwise encumber
                                            shares subject to this Stock Award
                                            until full vesting of such shares
                                            has occurred.

                                            Unless determined otherwise by the
                                            Committee and except in the event of
                                            your death or pursuant to a domestic
                                            relations order, this Stock Award is
                                            not transferable and may only be
                                            earned by you in your lifetime. Upon
                                            your death, this Stock Award is
                                            transferable by will or the laws of
                                            descent and distribution.

MODIFICATION AND AMENDMENT:                 The Committee may amend or modify
                                            this Stock Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect your rights under
                                            this Award without your written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, with respect to the Plan and/or this Stock Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Equitable Financial Corp. has caused this Award Agreement to be executed, and said Participant has also executed this Award Agreement as of the ____ day of ________________, 200_.


                                        EQUITABLE FINANCIAL CORP.



                                        By:
                                           -------------------------------------




                                        By:
                                           -------------------------------------

                          EQUITABLE FINANCIAL CORP.
                           2006 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT
                               (OUTSIDE DIRECTORS)


NAME AND ADDRESS                            ____________________________
OF PARTICIPANT:                             ____________________________
                                            ____________________________


         You have been granted an award of shares of Equitable Financial Corp. common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the Equitable Financial Corp. 2006 Equity Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:                 ____________shares of Common Stock

DATE OF GRANT:                              ____________, 200_

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                       Subject to the  limitations of this
                                            Stock Award Agreement, this Stock
                                            Award shall vest in installments
                                            according to the following schedule:

                                            Installment             Vesting Date
                                            -----------             ------------

                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares
                                            _______ shares

                                            Except as provided below, an
                                            installment shall not vest on the
                                            otherwise applicable vesting date if
                                            you terminate service prior to such
                                            vesting date.

ACCELERATION OF VESTING
UPON A CHANGE IN CONTROL:                   All unvested shares of Common Stock
                                            subject to this Stock Award will
                                            immediately vest upon a Change in
                                            Control.

EFFECT OF TERMINATION OF
SERVICE BECAUSE OF:

     (A)   DEATH OR DISABILITY:             In the event you  terminate  service
                                            due to death or Disability, the
                                            entire unvested portion of your
                                            Stock Award will immediately vest as
                                            of the date of such termination.

     (B)   TERMINATION FOR
           CAUSE: In the event you are terminated for Cause, all your rights to this Stock Award will expire immediately as of the effective date of your termination for Cause.

     (C)   RETIREMENT:                      As of the  effective  date of your
                                            Retirement, you will forfeit all
                                            rights to any unvested shares of
                                            Common Stock subject to this Stock
                                            Award, PROVIDED HOWEVER, that if
                                            upon your Retirement you are
                                            immediately engaged by the Company
                                            or the Association as a consultant,
                                            advisor or director emeritus, the
                                            Committee may elect, in its sole
                                            discretion, to permit you to
                                            continue to vest in your Stock Award
                                            in accordance with the schedule set
                                            forth herein.

     (D)   OTHER REASONS:                   Unless otherwise determined by the
                                            Committee, all unvested shares of
                                            Common Stock subject to this Stock
                                            Award are forfeited as of your
                                            termination date and any rights you
                                            have to this Stock Award become null
                                            and void.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Stock Award will be distributed
                                            as soon as practicable upon vesting.
                                            Dividends paid on shares of Common
                                            Stock subject to this Stock Award
                                            will be distributed when the
                                            Committee administering the Plan.

VOTING: You are entitled to vote all shares of Common Stock subject to this Stock Award, regardless of vesting.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary on a
                                            form acceptable to the Committee, to
                                            receive rights under this Stock
                                            Award Agreement, in the event of
                                            your death. If a beneficiary is not
                                            designated, the Award will become
                                            part of your estate.

PLAN GOVERNS:                               Notwithstanding   anything  in  this
                                            Stock Award Agreement to the
                                            contrary, the terms of this Stock
                                            Award shall be subject to the terms
                                            and conditions of the Plan, a copy
                                            of which you may obtain from the
                                            Company. This Stock Award Agreement
                                            is
                                            subject to all interpretations,
                                            amendments, rule and regulations
                                            promulgated by the Committee from
                                            time to time pursuant to the Plan.
                                            Any capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Stock
                                            Award Agreement create any right on
                                            the part of any individual to
                                            continue in the service of Equitable
                                            Financial Corp. or any Affiliates of
                                            Equitable Financial Corp.

NON-TRANSFERABILITY:                        You shall not sell, transfer,
                                            assign, pledge or otherwise encumber
                                            shares subject to this Stock Award
                                            until full vesting of such shares
                                            has occurred.

                                            Unless determined otherwise by the
                                            Committee and except in the event of
                                            your death or pursuant to a domestic
                                            relations order, this Stock Award is
                                            not transferable and may only be
                                            earned by you in your lifetime. Upon
                                            your death, this Stock Award is
                                            transferable by will or the laws of
                                            descent and distribution.

MODIFICATION AND AMENDMENT:                 The Committee may amend or modify
                                            this Stock Award from time to time,
                                            prospectively or retroactively;
                                            PROVIDED, HOWEVER, that no such
                                            amendment or modification will
                                            adversely affect your rights under
                                            this Award without your written
                                            consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, with respect to the Plan and/or this Stock Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Equitable Financial Corp. has caused this Award Agreement to be executed, and said Participant has also executed this Award Agreement as of the ____ day of ________________, 200_.


                                        EQUITABLE FINANCIAL CORP.



                                        By:
                                           -------------------------------------




                                        By:
                                           -------------------------------------